UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K/A Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005

SEARS HOLDINGS CORPORATION (Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51217 (Commission File Number)	20-1920798 (IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois (Address of principal executive offices)		60179 (Zip code)
Registrant's telephone number, including area code: (847) 286-2500
(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 -	Financial Statements and Exhibits
Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

This Form 8-K/A amends the Form 8-K filed by the Registrant on April 29, 2005 to include, as Exhibit 10 hereto, the Registrant's 2005 Senior Executive Long-Term Incentive Program (the "LTIP") as adopted by the Covered Compensation Subcommittee of the Compensation Committee of the Registrant's Board of Directors and the Compensation Committee, subject to shareholder approval, on April 26, 2005. The Form 8-K as originally filed inadvertently included as an exhibit a version of the LTIP other than the final version. The only differences between the version of the LTIP as adopted and the version originally filed are contained in Section 5.1(b).

10 Registrant's 2005 Senior Executive Long-Term Incentive Program, as adopted April 26, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION
	By:	/s/ William K. Phelan William K. Phelan Vice President and Controller

Date: September 29, 2005

Exhibit Index

10 Registrant's 2005 Senior Executive Long-Term Incentive Program, as adopted April 26, 2005.